EXECUTION VERSION

AMENDMENT NO. 1

TO

AMENDED AND RESTATED AGVANTAGE BOND PURCHASE AGREEMENT

This Amendment No. 1 to the Amended and Restated AgVantage Bond Purchase Agreement (the “Amendment”) is entered into and effective as of June 2, 2023, by and between Farmer Mac Mortgage Securities Corporation (“Bond Purchaser”), Gladstone Lending Company, LLC (a “Issuer”) and the Federal Agricultural Mortgage Corporation (“Guarantor”).

WHEREAS, the parties to this Amendment are parties to an Amended and Restated AgVantage Bond Purchase Agreement dated as of December 10, 2020 (as amended or otherwise modified, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

Section 1. Amendment to Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment in accordance with its terms, the parties hereto agree that the definitions of “Final Issuance Date” and “Final Maturity Date” in Section 1.01 of the Agreement are hereby amended to read as follows:

“Final Issuance Date” means the earlier of December 31, 2026; and (b) such date as Farmer Mac determines that a Material Adverse Change has occurred.

“Final Maturity Date” means the date that is ten (10) years from the issuance date of each applicable AgVantage Bond.

Section 2. Defined Terms. Capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Agreement.

Section 3. Conditions of Effectiveness. This Amendment shall become effective upon the satisfaction of the conditions precedent set forth in this Section 3:

(a) Farmer Mac (or its counsel) shall have received from the Issuer, the Bond Purchaser and the Guarantor executed signature page counterparts of this Amendment; and

(b) the Issuer shall have paid all fees and expenses related to this Amendment payable on or before the effective date of this Amendment as required by the Bond Documents.

Section 4. Entire Agreement. This Amendment contains the entire agreement between the parties regarding the modifications made to the Agreement. Except as explicitly modified by this Amendment, each and every term, condition, exhibit, and provision of the Agreement shall remain in full force and effect.

Section 5. Governing Law. The terms of this Amendment shall be governed by, and construed in accordance with, federal law. To the extent federal law incorporates state law, that state law shall be the laws of the State of New York applicable to contracts made and performed therein.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery or a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof

Section 7. Confirmation of Representations and Warranties. The Issuer hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by Issuer of this Amendment and the transactions contemplated hereby have been duly authorized by all limited liability company action required to be obtained by the Issuer, and (ii) this Amendment has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject to (1) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (3) implied covenants of good faith and fair dealing.

Section 8. Ratification and Reaffirmation of Bond Documents. Except as herein expressly modified or amended, all the terms and conditions of the Agreement and the other Bond Documents are hereby ratified, affirmed, and approved.

Section 9. No Event of Default Representations and Warranties. The Issuer hereby certifies that, as of the date hereof, (a) no Event of Default has occurred and is continuing and (b) the representations and warranties of Issuer contained in Section 5.02 of the Agreement are true and correct in all material respects except with respect to representations or warranties that relate to an earlier date or time, in which case such representations and warranties were true and correct as of such earlier date or time.

[Remainder of Page Blank – Signatures Follow]

IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment as of the day and year first above written.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Executive Vice President – Chief Business Officer

FARMER MAC MORTGAGE SECURITIES CORPORATION

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Executive Vice President – Chief Business Officer

GLADSTONE LENDING COMPANY, LLC, a
Delaware limited liability company

By: GLADSTONE LAND LIMITED
PARTNERSHIP, a Delaware limited partnership, its
sole member and manager

By: GLADSTONE LAND PARTNERS, LLC, a
Delaware limited liability company, its General Partner

By: GLADSTONE LAND CORPORATION, a
Maryland	corporation, its Manager

By:	/s/ David Gladstone
Name:	David Gladstone
Title:	President and CEO

Signature Page – Bond Purchase Agreement Amendment #1